FIRST AMENDMENT
TO THE APPCENTER SERVICE EXHIBIT NO. 20100607.090.S.002

This First Amendment (this “First Amendment”) to the AppCenter Service Exhibit No. 20100607.090.S.002 of October 1, 2010 between Motricity, Inc., (“Motricity” or “Supplier”) and AT&T Services, Inc. (“AT&T Services” or “AT&T”) (the “Agreement”), is made and entered into this 1st day of September 2011 (“First Amendment Effective Date”). Such parties are referred to herein individually as a “Party,” and collectively as the “Parties”.

WHEREAS, Motricity has provided certain Services to AT&T Mobility pursuant to the Agreement;

WHEREAS, Motricity and AT&T desire to perpetuate and continue their relationship, by doing business under the terms of the Agreement, as amended and set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.
Except as otherwise provided herein, all of the terms, covenants and conditions used, but not defined, herein shall have the meanings ascribed to them in the Agreement. In the event of a conflict between the terms and conditions hereof, and the terms and conditions of the Agreement, the specific terms and conditions set forth in this Fourth Amendment shall govern.

2.
Section 1 “Definitions” of the Agreement shall be amended to add/delete/modify the following definitions (as noted below). Additional definitions may be found within the Agreement and related Amendments.

“AT&T Stakeholder(s)” means an AT&T individual/organization including, but is not limited to product realization, engineering, customer support, operations and marketing.

“ATT Vendor(s)” means the AT&T business partners under contract with AT&T to provide services that the parties may agree from time to time are appropriate to include as part of the Lifecycle Managed Services.

“Incident” is as defined in the Service Level Agreement for the AppCenter Service.

“Lifecycle Managed Services” means the services, roles and responsibilities for Content Management, Release Management and Lifecycle Management, etc. as detailed in Section B (9) of Schedule E-1 Services.

“Lifecycle Manager(s)” means the Motricity individual(s) assigned to AT&T to perform the Lifecycle Managed Services

“SPOC” means a single point of contact for AT&T Stakeholders to engage Motricity support

“Storefront” means the AT&T AppCenter where AT&T Subscribers can access digital content.

3.	The Agreement is hereby amended to add Schedule E-1 Services: Content Management and Customer Lifecycle Management Services

4.	The Agreement is hereby amended to add Schedule B-1 Commercial Terms: Lifecycle Management Services

5.
Schedule E-1 Services: Content Management and Customer Lifecycle Management Services, Schedule B-1, Commercial Terms for Lifecycle Managed Services, Appendices 1, 2 and 3 are incorporated into the Agreement by this reference.

6.	The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

IN WITNESS WHEREOF, Motricity and AT&T have each caused this First Amendment to be executed by its duly authorized representative, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the First Amendment Effective Date above.

Motricity, Inc.		AT&T Services, Inc.
On behalf of its Affiliate AT&T Mobility LLC

By:	/s/ James R. Smith, Jr.	By:	***

Print Name:	James R. Smith, Jr.	Print Name:	***

Title:	Interim CEO	Title:	***

	October 21, 2011		October 20, 2011

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the SEC.

SCHEDULE E-1 – SERVICES

Schedule E – Services is amended to add the following terms in support of the AppCenter Services, which are in addition to the Services Motricity is already providing to AT&T under the Agreement.

For the avoidance of doubt, the terms of this Schedule E-1 controls in the event of any conflict with other provisions of the Agreement, solely as it pertains to the Lifecycle Managed Services.

A.	Lifecycle Managed Services

Motricity will provide AT&T with the Lifecycle Managed Services in support of the AppCenter Services (referred to individually as a "Service" or collectively as "Services") and in conformance with the terms and conditions of this Schedule E-1.

B.	Description of Services.

9.	Lifecycle Manage Services. The following provisions collectively define the Lifecycle Managed Services to be performed by the Lifecycle Manager and are hereby incorporated into Schedule E.

9.1     Release Management
Motricity will serve as AT&T’s release manager for the System that supports the AppCenter Services (collectively Release Management) as detailed in this Section 9.1:

All activities defined herein apply once a Statement of Work, Change Request or Work Order has been executed by the parties. AT&T reserves the right to recall Release Management activities for specific projects or efforts.

Standard Support:

◦
Release management will include supporting internal work efforts driven by AT&T data service and network teams, changes to sustain the Motricity systems, change requests and other activities managed via standard maintenance releases.

◦	Requirements – initial – Motricity will coordinate review of the core requirements for the request submitted in the Work Request based on internal System / Service Request.

•	Motricity will provide initial draft of requirements for Work Requests

•	Motricity will ensure final requirements are in alignment with AT&T Stakeholders

•
Motricity will engage/manage work efforts with AT&T Vendors as applicable, final requirements, milestones, wireframes and report mock-ups as appropriate for AT&T approval. These will be updated if scope changes.

•	Motricity will adhere to AT&T release processes

◦	Ensure wireframes, test cases and requirements are updated should work result in changes to the user experience.

◦	Maintain a roadmap and communicate roadmap status as part of weekly meeting

◦
Coordinate AT&T quality engineering test team engagement resources for user acceptance testing which includes providing AT&T product management the scope of the needed validation. AT&T product management will engage AT&T quality engineering test teams and ensure funding, resource availability and scheduling.

◦	Release Manager to coordinate remaining tasks for the collaborative efforts between AT&T quality engineering test teams, AT&T product team and Motricity

◦	Serve as AT&T representative during development and through night of release

•	Managing testing efforts and ensuring short interval schedule milestones are met

•	Key stakeholder for AT&T business go/ no go decision

•	Provide release updates to key AT&T stakeholders

•	Manage post user acceptance testing and release defects found in production

Non-Standard Support
Where requested by AT&T and agreed upon by Motricity, the parties will execute a Work Order or Change Request for the Lifecycle Manager to perform non-standard support to include applicable fees (if any).

9.2	Lifecycle Management
Motricity will provide AT&T with lifecycle management services as described below and collectively referred to as “Lifecycle Management”:

◦	Develop Key Performance Indicator (KPI) reporting template for monthly delivery to AT&T with specifics as mutually agreed upon between the AT&T Vendor and AT&T.

◦	Manage AT&T Vendors for AppCenter Services to the terms and conditions of the service level agreement. See Appendix 2 for the current contact information for AT&T and the AT&T Vendors

◦	Host and facilitate meetings and/or calls with AT&T and AT&T Vendor personnel

◦	Track and move to resolution all Service Issues, Service Defects/ or Incidents

◦	Serve as incident manager for Sev1 and Sev2 Incidents on Motricity, other AT&T Vendor and/or AT&T Incident bridges.

◦	Escalate within AT&T and the AT&T Vendor as appropriate

◦
Review AT&T Vendor service level agreement reports and root cause analyses and provide executive summary with recommendation to the respective AT&T Stakeholders (to include product teams and his/her delegates) concerning the reports.

◦	Track/report NPC’s.

◦	Provide AT&T internal communications for end user or revenue impacting events

◦
Manage communication RACI (Responsible, accountable, consulted and Informed) for AT&T internal stakeholders. Used to communicate larger issues to AT&T Stakeholders during major impacting events. Communication frequency is dependent on the issue. The AT&T communication process will be as follows

Serve as SPOC for AT&T Stakeholders

◦	Review and facilitate Work Requests to/from AT&T Vendors

•	Requests to be reviewed and clearly defined to the AT&T Vendor within 1 business day from receipt of final requirements from AT&T marketing

◦	Facilitate reporting requests to vendors

•	Requests to be reviewed and clearly defined to the vendor within 1 business day from receipt of final requirements from AT&T marketing

◦	Monthly reporting meetings

◦	Weekly/ monthly operations calls

•	Validate data relayed is accurate according to tracked items from the month

•	Follow up/ agreement/ track any non performance compensation’s post receipt

◦	Weekly marketing calls

◦	Report on operations status

◦	Quarterly capacity Review

◦	SPOC and escalation point for all internal AT&T Stakeholders to engage Motricity support teams.

Device Client / Onboarding Support Obligations

◦	Support weekly call to share technical approval dates and other needed information that cannot be sent in email

◦	Support AT&T quality engineering test teams escalations for Motricity support

◦	Engage device team as needed for issues such as user agent headers needing to be added, escalated defects etc. Support may require Motricity to open and track salesforce cases

◦	Devices to be sent directly to Motricity instead of AT&T, adhering to current AT&T process

◦	Device issues sent directly to Motricity for resolution, adhering to current AT&T process

Merchandising and content provider support

◦	Weekly content calls with marketing Leads

◦	Review salesforce case report and/ or queue to ensure there is either no delay on Motricity or AT&T marketing side in order to resolve.

◦	Marketing to escalate directly to Motricity

◦	Investigate user interface issues

◦	Manage AT&T Dev Central site updates to documentation and developer support

◦	Ensure merchandising recommendations are being delivered as expected

Revenue investigations

◦	Proactively track all Key Metrics Indicators (KPI) and present in weekly meetings

•	Revenue – overall and by category (Omniture/ Partner BI)

◦	Identify and research anomalies

◦	Communicate changes in trends to AT&T

◦	Engage operations (Motricity Carrier Care/ ATT operations) if there appears to be a revenue leak.

◦	Engage marketing if needed

Incident management

◦	Extended communication

•	Provide AT&T internal communications for end user or revenue impacting events

•	Drive incident calls from a business perspective including focus on user experience, revenue and business impact to ensure the level is correct and working team has all the impact data.

•	Confirm service level agreement terms are complied with as defined post event and all open action items are tracked.

Cross functional support

◦	Manage all escalations from internal AT&T teams

◦	Manage work requests from internal AT&T teams

◦	Manage prioritization of work streams in-life

◦	SPOC and Escalation point for all internal teams to engage Motricity Support teams.

3rd Party partner manager for the following:

◦	Support and track open items with 3rd parties.

◦	Confirm any hosting or invoice impacting items are tracked for review at end of month

◦	***

•	bi-weekly operations call

•	manage incidents

◦	***

◦	***

◦	Content Providers

◦	SPOC and escalation point for all AT&T internal teams to engage Motricity support teams.

AT&T asset tagging portal hardware

◦	Manage resource that AT&T contracts for the tagging

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the SEC.

Serve as SPOC for AT&T Product Management Center – Tier 2 Customer Care (PMC) and business care groups

◦	These teams will engage Carrier Care directly for issues but there are deliverables for lifecycle team

•	Escalation contact – should PMC experience issues etc they will engage the Lifecycle manager

•	Support for processes – work with M&P (Methods and Procedures) to ensure the data is accurate for end user facing triage steps and subsequent processes.

◦	SPOC and escalation point for all internal teams to engage Motricity Support teams.

9.3.	Lifecycle Managed Services – Transition from AT&T to Supplier

Motricity will provide a Lifecycle Manager within one (1) week from the Fourth Amendment Effective Date (the “Transition Start Date”) to begin training and transitioning of the described functions as described in this Section 9. A tracking sheet will be created and each task will be reviewed weekly with the relevant AT&T personal for transition status. The status will be recorded as a percentage of completion of the transition. The intent is to be fully transitioned within thirty (30) days of the Transition Start Date, depending on the availability of AT&T resources to support the training and transition (the “Transition Period”).

At the end of the Transition Period either party has a ten (10) day window (e.g., between day 30 and day 40) in which to terminate the Lifecycle Managed Services in whole or in part, if the party reasonably believes the combined teams are unable to overcome material transition difficulties.  The termination will be effective 5 days after the party’s receipt of written notice.

9.4.	Lifecycle Manager Role / General Terms

Motricity will have a designated primary and secondary Lifecycle Manager, and point of escalation for AT&T. The Lifecycle Manager will maintain a report for AT&T, including status on open actions for related to the services described in Section C. The report will be reviewed with a designated AT&T person.

•	The Lifecycle Manager will acknowledge all requests and inquiries in one (1) business day.

•	The Lifecycle Manager will proactively communicate all events causing an end user or revenue impact to stakeholders. Communication initiation and frequency is dependent on level of impact.

•	Lifecycle Manager to support weekly/monthly lifecycle and operations meetings within month period, unless meetings are mutually agreed to be cancelled

•	Lifecycle Manager to communicate “known” major events to AT&T Stakeholders within one (1) hour during business hours and one (1) day prior for scheduled downtime scheduled within 24 hours.

•	Downtime events - The Lifecycle Manager (primary or secondary) will join Incident calls within fifteen (15) minutes of being contacted.

•	Lifecycle Manager to validate, ensure delivery and storage of the reports on SLA performance indicators as defined in the vendor Service Level Agreements.

•	Release Management – Specific to Releases in support of the in-life/ sustainment system not releases currently managed by Product Realization. Lifecycle Manager to manage work efforts and deliver updates for maintenance activities outside a statement of work as defined in section C (i.e. a work request implemented into production without a point release).

•	The primary or secondary Lifecycle Manager will be attend the Release calls during launch and as defined in this Section 9.

9.5. Lifecycle Managed Service Intake and Non-performance Credits

AT&T Stakeholders identify issues, performance concerns of AppCenter Service and provide written notification to the Lifecycle Manager which may be in the form of emails, entry via sales force case tool, etc. (“Service Issues”) along with the level of importance for the Service Issue (referred to as a “Priority” or “Priority Level”)

Services Issues will be captured in weekly report and presented to the AT&T Stakeholders (marketing and product owners). The frequency of the report delivery and/ or alignment call with the AT&T Stakeholders may change dependent on the needs of the business and upon mutual agreement of the parties. A sample report is included in Appendix 3.

Should a change in Priority (P1, P2, P3, and P4) be needed (adjusted up/down) then approval will be obtained from the AT&T submitter (e.g., AT&T Marketing). Motricity will use best efforts to meet the priority needs of all AT&T submitters. In the event there are competing priorities that impact priorities between AT&T submitters, is potentially NPC impacting and the Life Cycle Manager cannot resolve, the Lifecycle Manager may escalate the issue to the product realization owner for the AppCenter Service for resolution.

For purposes of this Schedule E-1 Supplier’s span of control is defined as action items the Lifecycle Manager has accepted and excludes delays due to AT&T internal teams and third parties. The intent is to ensure appropriate level of focus on events as classified by AT&T Stakeholders and the Lifecycle Manager.

In addition to the performance criteria and service levels set forth otherwise in the Agreement, Supplier’s performance of the Lifecycle Managed Services shall be measured, in part, by the performance metrics set forth in Table A below:

Table A. Service Issue Performance Metrics

Priority Level	Task	Interfaces with AT&T Stakeholders Note 2	Expectation
1	Service Issue support, prioritization and management to be tracked and documented in a manner approved by AT&T	Emails / Motricity Salesforce (SF) Case tool / AT&T Quality Center and Motricity Carrier Care	Service Issues assigned Priority Level 1 will be closed or moved to established Service/Incident management tools ***.
2	Service Issue support, prioritization and management to be tracked and documented in a manner approved by AT&T	Emails/ Motricity Salesforce (SF) Case tool / AT&T Quality Center and Motricity Carrier Care	Service Issues assigned Priority Level 2 will be closed or moved to established Service/Incident management tools ***.
3	Service Issue support prioritization and management to be tracked and documented in a manner approved by AT&T	Emails/Motricity Salesforce (SF) Case tool/ AT&T Quality Center	Service Issues assigned Priority Level 3 will be closed or moved to established Service/Incident management tools ***.
1	Device Support / On-Boarding Obligations	AT&T Quality Center	Service Issues for new Devices must be resolved by ***. Note 1
Note 1: Device on boarding defects are pre set for severity type based on test cases and are non-negotiable unless a feature has been changed and the test case requiring an update. AT&T marketing and product teams will need to approve test case changes.
Note 2 Particular interface/communication methods will be determined by the applicable AT&T Stakeholder and the Lifecycle Manager.

NPCs for Service Issues

In the event Supplier fails to meet the performance metrics for Service Issues set forth in Table A above, six (6) times within a calendar month then Supplier shall ***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the SEC.

9.6 Service Level Reporting
Unless otherwise agreed in writing, Supplier will provide AT&T with service level reporting for Lifecycle Managed Services on a monthly basis. The reports are due by the tenth (10th) business day following the monthly reporting period (e.g. September report to be provided by October 10th). These reports will include:

•
List of Content Management – Service Issues/ Service Defects / Incidents which includes but is not limited to unique identification of the Service Defect/Incident for a calendar month, timeframe elapsed (as measured against each respective Content Management Service Level set forth above).

•
List of all other Lifecycle Managed Service Issues / Service Defects / Incidents for the calendar month, the related performance metric target and Supplier’s actual performance where performance metric target not met, reason for not meeting performance metric /service level and corrective action being taken.

•	Non Performance Compensation Reports that include detailed and summary level information for Service Issues / Defects / Incidents in which NPCs apply.

9.7 AT&T Termination .

A.
Termination for Convenience: In addition to the termination rights set forth in Section 9.3 of this First Amendment, AT&T reserves the right to terminate the Lifecycle Managed Services in whole or in part upon *** advance written notice, with termination to take effect on the last day of the month in which the *** period expired. For example, AT&T provides its written notice of termination on September 15, 2011. The termination effective date would be ***.

B.
Termination for Cause: As it pertains to the Lifecycle Managed Services, AT&T may terminate the Lifecycle Managed Services upon Motricity failure to perform its Lifecycle Managed Services as set forth in this Fourth Amendment, provided that (a) Motricity receives written notice describing the non-performance in reasonable detail and demanding that it be cured, (b) Motricity does not cure the non-performance within *** following its receipt of such notice, and (c) following the expiration of the *** cure period, AT&T sends a second written notice to Motricity that it has terminated the Lifecycle Managed Services.

C.
Lifecyle Managed Services Transfer: Upon AT&T’s written request, the parties will support a Transfer of the Lifecycle Managed Services back to AT&T or another service provider, subject to the applicable provisions of Section 7.5 Obligations upon Termination or Transition of Service as set forth in Agreement.

D.
Chronic Failures means Motricity has had *** of non-performance issues with the Lifecycle Managed Services within *** period, in which AT&T has communicated its performance issues in writing with Supplier personnel and management personnel (“Chronic Failure”). AT&T shall have the right, in its sole discretion, to terminate the Lifecycle Managed Services for cause or to provide Motricity notice of AT&T’s intent to develop a “Get Well Plan in response to a Chronic Failure.” In the event that AT&T delivers a “Get Well Plan” notice, the parties will use good faith efforts to agree to and execute on a plan for Motricity to remedy the applicable performance failures and meet the service levels set forth in this Schedule E-1. Upon implementation of any such mutually agreed plan, a new five month measurement period to determine compliance with the service level/performance requirements will commence.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the SEC.

SCHEDULE B-1 – COMMERCIAL TERMS FOR
LIFECYCLE MANAGED SERVICES
1.    Managed Service Fee: ***
The monthly service fee for the Lifecycle Managed Services for the AppCenter Services is listed in the table below (the “Managed Service Fee”). The Managed Service Fee begins in the first month in which the Services are provided, currently expected to be September, 2011.

AT&T Service(s)	Monthly Managed Service Fee
AppCenter	***
ATT.Net and MEdiaNet Note 4	***
Note 3: The Managed Service Fee for AppCenter Services is dependent on AT&T also procuring similar services for the AT&T ATT.Net and MEdia Net Services. If the AT&T no longer uses the Content Management and Customer Lifecycle Management Services for the ATT.Net and MEdia Net, the fee will be *** unless otherwise agreed by the parties. In the event the ATT.Net and MEdia Net fees are renegotiated to include the fees for the Lifecycle Managed Services, the fees in this Schedule B-1 will remain at ***.
Note 4: Provided for informational purposes

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the SEC.

Appendix 1 [Omitted]

Appendix 2
Internal and External Partner Matrix

Interface	System/Service	AT&T Stakeholder	Partner Contact
Marketing Contact for changes to AppCenter	AppCenter	***	***
***	AppCenter	***	***
***	AppCenter	***	***
***	AppCenter	***	***
***	AppCenter	***	***
***	AppCenter	***	***
Storefront Content Providers	AppCenter	***	***
OEM - devices	AppCenter	Vendor Coordinators	***
***	AppCenter	***	***
WAP MyAccount	AppCenter	***	***
***	AppCenter	***	***
***	AppCenter	***	***
***	AppCenter	***	***
***	AppCenter	***	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the SEC.

AT&T Agreement No. 0014249.A.004
Appendix 3 ***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the SEC.